UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 17, 2026 (July 8, 2026)

POLOMAR HEALTH SERVICES, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-56555	86-1006313
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

32866 US Hwy 19 N, Palm Harbor, FL 34684

Registrant’s telephone number, including area code: (727) 425-7575

(Former name or former address, if changed since last report: Not applicable)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. Changes in Registrant’s Certifying Accountant.

(a) Dismissal of Independent Registered Public Accounting Firm.

On July 8, 2026, the Audit Committee (the “Audit Committee”) of the Board of Directors (the “Board”) of Polomar Health Services, Inc. (the “Company”) approved the dismissal of GreenGrowth CPAs (“GreenGrowth”) as the Company’s independent registered public accounting firm, effective as of that date and there is no work outstanding by GreenGrowth and GreenGrowth’s work has been fully concluded as of the date of this filing.

GreenGrowth’s reports on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2024 and December 31, 2025, did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the fiscal years ended December 31, 2024 and December 31, 2025, and the subsequent interim period through July 7, 2026, there were (i) no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and GreenGrowth on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of GreenGrowth, would have caused GreenGrowth to make reference to the subject matter of the disagreements in connection with its reports on the Company’s consolidated financial statements, and (ii) no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K

The Company provided GreenGrowth with a copy of the disclosures made in this Item 4.01 prior to the filing of this Current Report on Form 8-K and requested that GreenGrowth furnish the Company with a letter addressed to the Securities and Exchange Commission (the “SEC”) stating whether it agrees with the statements made by the Company herein and, if not, stating the respects in which it does not agree. A copy of GreenGrowth’s letter, dated July 13, 2026, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) Engagement of New Independent Registered Public Accounting Firm.

On July 8, 2026, the Audit Committee approved, and the Board ratified, the appointment of Haskell & White LLP (“Haskell & White”) as the Company’s independent registered public accounting firm, subject to the completion of Haskell & White’s standard client acceptance procedures and execution of an engagement letter. Haskell & White has been appointed to perform the audit of the Company’s consolidated financial statements as of and for the fiscal year ending December 31, 2026, and reviews of the Company’s unaudited interim financial information beginning with the quarterly period ended June 30, 2026.

During the fiscal years ended December 31, 2024 and December 31, 2025, and the subsequent interim period through July 7, 2026, neither the Company nor anyone acting on its behalf consulted Haskell & White regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and no written report or oral advice was provided to the Company by Haskell & White that Haskell & White concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
16.1	Letter from GreenGrowth CPAs to the Securities and Exchange Commission, dated July 13, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POLOMAR HEALTH SERVICES, INC.

Date: July 17, 2026

By:	/s/ Terrence M. Tierney
Name:	Terrence M. Tierney
Title:	Interim Chief Executive Officer